Investor Presentation Striving to deliver cures through controllable cell therapy June 2019

Forward Looking Statement This presentation contains estimates, projections and other forward-looking statements, concerning, among other things: our research and development activities relating to our CaspaCIDe® (“iC9”), GoCAR-T ® (incorporating “iMC”) and related technologies; our product candidates including rivo-celTM (previously BPX-501), BPX-601, BPX-603, BPX-802, and rimiducid; the effectiveness of our CaspaCIDe and GoCAR-T programs and their possible range of application and potential curative effects and safety in the treatment of diseases, including as compared to other treatment options and competitive therapies; the success of our collaborations with academic and commercial partners; the timing, progress of enrollment and success of our clinical trials; and the timing of potential European marketing authorization applications for rivo-cel and rimiducid. Our estimates, projections and other forward-looking statements are based on our management's current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and other forward-looking statements are based upon reasonable assumptions, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors, in addition to the factors described in this presentation, may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update any forward-looking statement. These statements are also subject to a number of material risks and uncertainties that are described more fully in Bellicum’s filings with the Securities and Exchange Commission, including without limitation our annual report on Form 10-K for the year ended December 31, 2018 and our quarterly report on Form 10-Q for the period ended March 31, 2019. 1

Investment Summary Rivo-cel GoCAR-T Pipeline Allogeneic polyclonal T-cells for hematologic Controllable CAR-T cells designed to optimize malignancies and inherited blood disorders (+HSCT) efficacy and safety European pediatric opportunity clinically de-risked BPX-601 GoCAR-T promising early clinical data ▪ 249 patients enrolled in Phase 1 / 2 study ▪ Phase 1 / 2 study enrolling in pancreatic cancer ▪ Late interim results presented at ASH in Dec. 2018 trend ▪ Initial safety data on 18 pancreatic cancer patients presented at toward meeting primary endpoint ASCO in June 2019 indicate attractive safety profile and early clinical activity ▪ Expect topline data in 1H 2019; MAA filings in 2H 2019 ▪ European HQ and leadership team in place for ▪ Trial amendment for repeat activation molecule administration to commercialization prep enhance potential clinical response Global trial underway to broaden label Two dual-switch GoCAR-T candidates to IND in 2019 ▪ Enrolling Phase 2/3 THRIVE study in AML and MDS in ▪ BPX-603 targeting HER2 antigen in solid tumors patients 12+ years old ▪ BPX-802 targeting liquid tumors, target antigen TBA Cash, cash equivalents, restricted cash and investment securities of $78.1MM as of March 31, 2019; Cash runway through 2019 2

Development Pipeline: Rivo-cel and GoCAR-T Controllable cell therapies that may represent major advances in liquid and solid tumors PRODUCT CANDIDATE DISCOVERY CLINICAL PROOF OF CONCEPT PIVOTAL CLINICAL STATUS Rivo-cel Topline data: Rivo-cel iC9 E.U.: Pediatric Leukemias, Lymphomas, and Inherited blood disorders (+allo-HSCT) (BPX-501) Ph 2 results in 1H 2019 (BPX-501) Allogeneic Polyclonal T-cells 12+ Years AML + MDS (+allo-HSCT) – THRIVE Enrolling patients in pivotal Ph 2/3 BPX-601 Data updates in 1H and GoCAR-T Pancreatic, Gastric, & Prostate Cancers 2H 2019 from ongoing Ph PSCA 1/2 trial BPX-603 IND filing 1H 2019; initiate iC9 Solid Tumors GoCAR-T clinical trial 2H 2019 HER-2 BPX-802 iC9 GoCAR-T Liquid Tumors IND filing 2H 2019 Target TBA In planning 3

Technology Overview 4

Most Cell Therapies Only Controlled Before Infusion Limited ability to expand a narrow therapeutic window On Target / Off Tumor GvHD TOXICITY CRS Neurotoxicity BEFORE INFUSION AFTER INFUSION CONTROLLED UNPREDICTABLE Anergy Collect white Genetic Patient blood cells modification infusion Insufficient peak dose Lack of persistence POOREFFICACY 5

Bellicum Platform Designed to Enable Control After Infusion Would provide physicians the ability to expand the therapeutic window in each patient iMC ACTIVATION switch to activate immune cells and modulate the iMC tumor micro- environment Potential for BEFORE INFUSION AFTER INFUSION CONTROLLED CONTROLLED Improved Benefit / Risk CaspaCIDe Collect white Genetic Patient iC9 blood cells modification infusion SAFETY switch to eliminate toxic cells 6

Chemical Induction of Dimerization (“CID”) Molecular Switch Platform Rimiducid infusion activates signaling pathways to control T-cell function 1 VECTOR APPLICATION SPECIFIC Monomeric = Dimerized = Viral transduction ACCESSORY PROTEINS 1 Inactive Proteins Active Proteins transfers the DNA 3 from a vector into the BINDING target cell nucleus. DOMAIN 2 Vector-derived DNA directs expression of CID and accessory SIGNALING proteins. DOMAIN SIGNAL CASCADE 3 Rimiducid dimerizes the CID proteins, thus 2 CID PROTEINS turning on the signal cascade. Signal Caspase-9 (“iC9”) MyD88 and CD40 (“iMC”) Result Apoptosis (cell death) T-cell activation, proliferation & survival 7

GoCAR-T Pipeline 8

GoCAR-T: Differentiated Approach to Cell Therapy Current Challenges in Cell Therapy GoCAR-T Benefits Limited efficacy in solid tumors Potential for enhanced efficacy in solid tumors via ▪ Inadequate cell proliferation and iMC signaling persistence to sustain efficacy ▪ MyD88 and CD40 are superior co-stimulatory molecules ▪ Inability to overcome immune suppressive with potential for greater cell expansion and persistence factors in tumor microenvironment (TME) ▪ Modulates the tumor microenvironment, overriding common inhibitory pathways (PD-1, PGE2, TGF-β) ▪ Enhances host immune activity by inducing pro- inflammatory cytokines and chemokines Potential safety issues with Potential for enhanced safety more potent approaches ▪ iMC provides control over timing and frequency of co- activation ▪ CaspaCIDe capable of eliminating a majority of CAR-T cells to manage acute toxicities 9

BPX-601 GoCAR-T Targeting PSCA Product Summary Unmet Need High unmet need in solid tumors expressing ▪ Attractive first-in-class solid tumor CAR-T opportunity Prostate Stem Cell Antigen (PSCA) ▪ First-in-human experience with iMC Annual Annual % Expressing Incidence Deaths (US) PSCA ▪ Initial Phase 1 results presented in June 2019 continue to (US) demonstrate: Pancreatic 55k 44k ~60% - Safety - iMC-driven T cell activation Prostate 165k 29k 75-90% - Biologic activity ▪ Phase 1 enrollment ongoing Gastric 26k 11k 76-89% Incidence and annual deaths: Noone AM, Howlader N, Krapcho M, Miller D, Brest A, Yu M, Ruhl J, Tatalovich Z, Mariotto A, Lewis DR, Chen HS, Feuer EJ, Cronin KA (eds). SEER Cancer Statistics Review, 1975-2015, National Cancer Institute. Bethesda, MD, https://seer.cancer.gov/csr/1975_2015/, based on November 2017 SEER data submission, posted to the SEER web site, April 2018. PSCA expression: Argani et al, Cancer Res 2001; Reiter et al., PNAS 1998; Abate-Daga et al, HGT 2014; Data on file 10

BPX-601: Phase 1 Trial Progression BP-012 trial in relapsed/refractory pancreatic, gastric, and prostate cancers Dose Full Efficacy Optimized Lead-in Escalation Conditioning Regimen (Cohort 0) (Cohorts 3, 4, 5A) (Cohort 5B) (Cohort 5C) Dose escalation designed conservatively to evaluate safety • Partial conditioning with Cytoxan Patient Population 2L to 6L Pancreatic 2L Pancreatic monotherapy • Single dose of rimiducid to BPX-601 Dose activate iMC 1.25 1.25, 2.5, 5.0 5.0 x106 cells/kg @ Day 0 Recently evaluated impact of full conditioning Cytoxan 0.5g/m2 • Standard Flu/Cy regimen Cytoxan 1g/m2 Conditioning Fludarabine 30mg/m2 • Single dose of rimiducid to @ Day -3 @ Days -5, -4, -3 activate iMC Next step: efficacy-optimized Rimiducid Dose Scheduled Repeat None Single Dose Single Dose regimen @ Day 7 Dosing • Standard Flu/Cy regimen plus repeat rimiducid dosing Status Enrolled & Presented Pending • Data presentation: late 2019 ClinicalTrials.gov Identifier: NCT02744287 11

BPX-601: No Dose Limiting Toxicities Observed Data presented at ASCO 2019 ▪ No dose limiting toxicities were observed Cohort 0 Cohort 3 Cohort 4 Cohort 5A Cohort 5B All Patients Patients, n (%) n = 3 n = 3 n = 3 n = 4 n = 5 N = 18 Any AE 3 (100) 3 (100) 3 (100) 4 (100) 5 (100) 18 (100) ▪ Adverse Events (AEs) were generally Any SAE 2 (67) 1 (33) 0 3 (75) 4 (80) 10 (56) consistent with cytotoxic Grade 3 & 4 TRAEs 0 0 0 0 1 (20) 1 (<1) chemotherapy or other cancer AEs in >15% of all patients, n (%) immunotherapies Febrile neutropenia 0 0 0 2 (50) 4 (80) 6 (33) Fatigue 2 (67) 1 (33) 0 2 (50) 0 5 (28) ▪ AEs related to BPX-601/rimiducid Neutropenia 0 0 0 1 (25) 4 (80) 5 (28) included: Pyrexia 0 0 1 (33) 2 (50) 2 (40) 5 (28) Dysuria 0 0 0 0 4 (80) 4 (22) Hematuria 0 0 0 0 4 (80) 4 (22) ▪ One case of Grade 2 cytokine Nausea 2 (67) 0 0 0 2 (40) 4 (22) release syndrome (CRS) Abdominal pain 1 (33) 1 (33) 0 0 1 (20) 3 (17) Abdominal pain upper 0 1 (33) 1 (33) 1 (25) 0 3 (17) ▪ One case of Grade 2 Anemia 0 0 0 1 (25) 2 (40) 3 (17) encephalopathy Back pain 1 (33) 1 (33) 0 1 (25) 0 3 (17) Blood bilirubin increased 0 0 0 1 (25) 2 (40) 3 (17) Hypotension 0 0 2 (67) 1 (25) 0 3 (17) ▪ Four cases of Grade 1-3 urologic toxicity (dysuria, hematuria, cystitis) Becerra et al, ASCO 2019 12

BPX-601: iMC-Driven T Cell Expansion & Persistence Flu/Cy Lymphodepletion Results in Increased BPX-601 Cell Expansion and Persistence Cy Flu/Cy ▪ Peak expansion 4.9-fold higher in Flu/Cy cohort vs Cy alone cohorts ▪ Persistence improves with: ▪ Administration of rimiducid to activate iMC ▪ Higher cell dose ▪ Lymphodepletion with Flu/Cy Becerra et al, ASCO 2019 Cohort 0 Cohort 3 Cohort 4 1.25 x 106 cells/kg (Cy) 1.25 x 106 cells/kg + Rim (Cy) 2.5 x 106 cells/kg + Rim (Cy) * Data points represent the mean log VCN for each cohort and the dotted red line represents rimiducid administration at Day 7; † Patient 3 in cohort 5A did not have data for time points beyond Cohort 5A† Cohort 5B Day 4 and thus is not included in the summary of cell persistence. 6 6 5.0 x 10 cells/kg + Rim (Cy) 5.0 x 10 cells/kg + Rim (Flu/Cy) ALC, absolute lymphocyte count; Cy, cyclophosphamide; Flu, fludarabine; LD, lymphodepletion; LOQ, limit of quantitation; pts, patients; Rim, rimiducid; VCN, vector copy number. 13

BPX-601: Evidence of Anti-Tumor Activity ▪ 8 (62%) of 13 evaluable patients treated with BPX- 601 and single-dose rim achieved stable disease; 3 had tumor shrinkage of 10-24% ▪ With 9.1 weeks median follow-up (range: 2.9-30.3), median time to next cancer therapy in patients that received subsequent treatment was 16.6 weeks (range 5.6-30.3) ▪ In Flu/Cy cohort, 2 patients with >median follow-up had time to next treatment * Right arrow cap indicates ongoing treatment-free interval; † Patient withdrew consent for further follow-up; ‡ Patient 2 was not efficacy evaluable due to non-measurable disease at baseline. >22 weeks (ongoing) PD, progressive disease; pseudo, pseudoprogression; SD, stable disease. Becerra et al, ASCO 2019 14

BPX-601: Clinical Activity and VCN Trends * Indicates subject in Flu/Cy Cohort 5B. Only subjects with >100 days of follow-up included in right panel 15

BPX-603 Dual Switch GoCAR-T Targeting HER2 Product Summary Unmet Need 1 + ▪ HER2 is a validated tumor antigen and is expressed Indication Incidence HER2 5-year OS (Stage IV)1 on numerous solid tumors with high unmet need Gastric 28,000 10-30%3 <20% ▪ Historical HER2 CAR-T studies have shown modest overall activity and off-tumor / on-target toxicity Colorectal 145,000 10%4 <15% ▪ BPX-603 may address these limitations Ovarian 22,000 20-30%5 <30% - iMC may increase cell proliferation & persistence, Uterine/ 61,000 50-80%6 14-69% modulate the TME, and enhance host immunity Endometrial - CaspaCIDe may mitigate treatment emergent toxicities Glioblastoma 12,000 20-30%2 <20% 1National Cancer Database, American Cancer Society, https://www.cancer.org, accessed 21 December 2018; 2Liu et al., Cancer Res 2004; 3Gravalos et al., Annals Oncol 2008; 4Tu et al., Exp Ther Med 2018; 5Berchuck et al., Cancer Res 1990, Bartlett et al., Brit J Cancer 1996; 6Grushko et al., Gynecologic Oncol 2008 16

Historical HER2 Studies: Modest Clinical Outcomes Study Properties Morgan, 2010 Ahmed, 2015 Feng, 2017 Ahmed, 2017 Hegde, 2019 Construct 4D5-28-BB-z FRP5-28-z Her2-BB-z FRP5-28-z FRP5-28-z Indication(s) Metastatic colon Sarcomas CCA and PCa GBM Sarcomas Patient number 1 19 11 17 10 HER2 expression ≥2+ (IHC) ≥1+ (IHC) >50% positive ≥1+ (IHC) ≥1+ (IHC) CAR-T dose 1010 104 - 108 106 106 - 108 108 CAR-T expansion NE Negligible >1,000 copies Negligible >10,000 copies Toxicity Lung reactivity No DLTs Mild AEs Mild AEs Mild AEs Outcome Grade 5 toxicity 1 PR 1 PR 1 PR 2 CR Total Responses 2 CR, 3 PR, 5/58 (8.6% ORR) 17

BPX-603 Pre-Clinical Studies Demonstrate Potential Clinical Benefits Tumor growth Survival 1 0 9 1 0 0 ) C o n tr o l T c e lls r s l / 1 0 8 B P X -6 0 3 + V e h a 2 v 7 5 i m v c B P X -6 0 3 + R im / 7 r s + 1 0 u / s HER2 A549 p ( t 5 0 n e 6 1 0 e c Lung Carcinoma c n r a e i 2 5 5 P 4 d 1 0 (1x10 T cells) a R 1 0 4 0 0 1 0 2 0 3 0 4 0 5 0 6 0 7 0 8 0 9 0 0 1 0 2 0 3 0 4 0 5 0 6 0 7 0 8 0 9 0 D a y s p o s t-T c e ll in je c tio n D a y s p o s t-T c e ll in je c tio n 1 0 9 1 0 0 ) C o n tr o l T c e lls r 8 s 1 0 l / B P X -6 0 3 + V e h a 2 v 7 5 i m 7 v c 1 0 B P X -6 0 3 + R im / r s + u / s HER2 OE19 p 6 ( 1 0 t 5 0 n e e c 5 Esophageal Carcinoma c n 1 0 r a e i 2 5 P 6 d 4 (5x10 T cells) a 1 0 R 1 0 3 0 0 1 0 2 0 3 0 4 0 5 0 0 1 0 2 0 3 0 4 0 5 0 D a y s p o s t T c e ll in je c tio n D a y s p o s t-T c e ll in je c tio n 18

RIVO-CEL 19

Rivo-cel: Opportunity To Transform Treatment Paradigm Current HSCT Treatment paradigm Potential Future HSCT Treatment Paradigm HLA-Matched Toxicity and likelihood MRD Related Donor (MRD) of match Alternative Alternative Alternative HLA-Matched Unrelated Donor (MUD) Alternative rivo-cel MUD + Other Donor Options Haplo HSCT (Haplo and other) 1Other includes HLA mismatched and umbilical cord blood. 20

BP-004 Study: Basis for European Pediatric Approval Phase 1/2 study of rivo-cel in pediatric patients following TCR 훼β depleted allo-HSCT High risk pediatric αβ T-cell and B-cell Rimiducid for patients who malignancies and non- depleted haplo-HSCT Rivo-cel develop visceral GvHD or are malignant disorders without GvHD Prophylaxis refractory to SOC treatment Enrolled Populations Outcomes Rivo-cel: N = 249 (EU and US Patients) ▪ Event-free survival at 180 days (regulatory endpoint) Malignant (N = 117) Non-Malignant (N = 132) - TRM/NRM, severe GvHD, and Diagnosis Diagnosis life-threatening infections Acute lymphocytic leukemia (ALL) Primary Immune Deficiencies ▪ Progression-free survival Acute myeloid leukemia (AML) β Thalassemia Major ▪ Disease status Other Other Erythroid Disorders Rimiducid: Bone Marrow Failure Disorders ▪ GvHD response TRM, transplant-related mortality; NRM, non-relapse mortality; GvHD, graft versus host disease; SOC, standard of care; 21 HSCT, hematopoietic stem cell transplantation. ClinicalTrials.gov Identifiers: NCT01744223, NCT02065869.

Rivo-cel Interim Results Trend Towards Meeting Primary Endpoint Interim six-month event-free survival comparable to MUD HSCT Event Free Survival at 180 days ▪ C-004 is an observational trial of pediatric patients with malignant (67%) or non-malignant (33%) disease who underwent a MUD HSCT ▪ Non-inferiority of rivo-cel EFS N= 166, Events = 15, EFS 90.9% at 180 days to MUD HSCT is (95% CI 86.5-95.3%) required for EMA approval N=91, Events = 11, EFS 87.7% ▪ Full analysis with statistical (95% CI 80.8-94.5%) comparisons of patients who received rivo-cel or a MUD HSCT planned for 2019 EFS, event free survival; MUD, matched unrelated donor; HSCT, Hematopoietic Stem Cell Transplantation Data presented at 60th ASH Annual Meeting – December, 2018 22

Rivo-cel: High Rates of Disease-Free and Overall Survival Interim survival results With median follow-up of N= 166, Events = 9, Overall Survival 94.4% 20.3 months (0.5 – 47.4 (95% CI 90.8-98%) months): ▪ Relapse-free survival 82.9% in malignant patients ▪ Disease-free survival 95.2% in non- malignant patients 23

Rivo-cel: High Rates of GvHD Response to Rimiducid Interim results of response in patients refractory to standard of care treatment Methods & Evaluable Population Efficacy Results Translational Results Patients who developed visceral Best overall response of 70% Reduction in rivo-cel serum levels GvHD or were refractory to SOC 7 days post-rimiducid observed in all patients receiving treatment were eligible to receive rimiducid1 ≥1 dose (up to 3 at 48 hour ▪ 9 CR and 7 PR intervals) of rimiducid (0.4 mg/kg) Rimiducid eliminates the most ▪ Median time to response of 1 day highly activated rivo-cel T cells Of 238 GvHD-evaluable patients: (1 - 4 days) which express the highest level of Four patients in PR or not evaluable iC92, leaving remaining cells to ▪ 35.7% (85/238) experienced any re-expand grade acute or chronic GvHD at day 7 achieved CR within 30 days post-rimiducid ▪ 79% (11/14) malignant patients ▪ 28.2% (24/85) of patients with receiving rimiducid remain GvHD received rimiducid relapse free GvHD: acute graft versus host disease; SOC, Standard of Care; PR, Partial Response; CR, Complete Response 1. N = 10 with translational data at time of interim. 2. Zhou et al. ASH 2018, a3496 24

THRIVE: Registrational Trial in Adults & Adolescents Phase 2/3 study of rivo-cel in intermediate and high risk AML & MDS in patients 12+ years old Phase II Phase III Arm A Patients ≥ 12 years αβ T cell and CD19+ B-cell-depleted haploidentical Cohort 1 † (n= 10) with intermediate stem cell transplantation plus rivo-cel (n = 84) Cohort and high risk AML R 3 x 106 rivo- Review or MDS* 1:1 cel cells/kgA Arm B (n= 168) Unmanipulated haploidentical stem cell transplantation plus post-transplant cyclophosphamide (n = 84) Primary Outcome Secondary Outcomes ▪ Graft-versus host disease and relapse-free ▪ Relapse free survival (RFS) survival (GRFS) at time from randomization ▪ Non-relapse mortality (NRM) Overall until Grade 3-4 acute GvHD, chronic GvHD ▪ Time to resolution of GvHD after requiring systemic immunosuppression, administration of rimiducid Survival disease relapse or death, whichever comes first A If dose level 1 exceeds the MTD, alternative dose levels (dose level -1: 1 x 106 BPX-501 cells/kg) will be explored † No GvHD prophylaxis will be given. Rimiducid will be administered to inactivate rivogenlecleucel (rivo-cel) in the event of GVHD not responsive to standard of care treatment Updated 8 Nov 2018. Clinicaltrials.gov identifier: NCT03699475 25

Rivo-cel Addresses Key Shortcomings Rivo-cel addresses shortcomings of stem cell transplants to treat hematological malignancies and inherited blood disorders Rivo-cel Target Market Matched Related Matched Unrelated Haplo and Rivo-cel Donor (MRD) Donor (MUD) Other +HSCT % of Current Market 25-30% ~50% ~20-25% Disease Relapse Infection GvHD Leading Causes of of Causes Leading Mortality and Morbidity and Mortality Likelihood to Find Donor Low Low-Medium High High Time to Short Long Short Short Identify Donor 26

Rivo-cel: Significant Market Opportunity Potential List Price Patient Population Market Opportunity Additional Opportunities Haplo/ European Initial market: Other: EU Pediatric* 0.4 Pediatric Cost (in thousands) Effectiveness $0.5-0.7 ▪ Geographic expansion TOTAL: 1.8 Analysis MUD: 1.4 billion ▪ U.S. Pediatric ▪ Asia $300- ▪ Patient population growth $400k US Next market: Haplo/ Adult & ▪ Expansion of HSCT Other: eligibility Adult & EU 1.1 Adolescent Market Pricing Adolescent Haplo/ AML/MDS Research Benchmarks Other: 1.4 ▪ Development in other AML/MDS* EU MUD: 4.9 malignancies (in thousands) US $3-4 MUD: 2.3 TOTAL: 9.7 billion *As of 2016. EBMT Transplant Activity Survey; CIBMTR Current Uses & Outcomes of HCT; internal company analysis Market share expectations represented by green (strong) and yellow (moderate) 27

Rivo-cel: Significant Opportunity for EU Pediatric Launch Pricing & Manufacturing & Demand Team Reimbursement Supply Chain ▪ Encouraging early ▪ Early payer market ▪ Robust manufacturing ▪ Efficient: KOL feedback research encouraging process developed ~75 transplant centers at target pricing represent ~80% of ▪ Compelling clinical ▪ Commercially opportunity value proposition ▪ Outstanding clinical experienced cell profile and strong therapy CMO ▪ Experienced: ▪ Broad and rapid health economics outstanding team in haplo donor ▪ High touch supply place with relevant availability chain & customer track record service solution being co-developed 28

Anticipated 2019 and 2020 Key Program Milestones 1H’19 2H’19 2020 Presentations of updated Phase 1 results Presentation of updated Phase 1 results Updated Phase 1 and (Flu/Cy regimen) at ASCO (repeat rimiducid dosing) Phase 2 results BPX-601 Amend BP-012 to allow for repeat dosing of rimiducid to reactivate iMC IND submission for BPX-603 First patient treated in BPX-603 BPX-603 Phase 1 data CAR-T Phase 1 trial PIPELINE BPX-802 Phase 1 data IND submission for BPX-802 Final analyses of BP-004 and MAA submissions for rivo-cel and Potential MAA Approval C/CP-004 trials rimiducid for pediatric patients Rivo-cel THRIVE Phase 2 data 29

Investment Summary Rivo-cel GoCAR-T Pipeline Allogeneic polyclonal T-cells for hematologic Controllable CAR-T cells designed to optimize malignancies and inherited blood disorders (+HSCT) efficacy and safety European pediatric opportunity clinically de-risked BPX-601 GoCAR-T promising early clinical data ▪ 249 patients enrolled in Phase 1 / 2 study ▪ Phase 1 / 2 study enrolling in pancreatic cancer ▪ Late interim results presented at ASH in Dec. 2018 trend ▪ Initial safety data on 18 pancreatic cancer patients presented at toward meeting primary endpoint ASCO in June 2019 indicate attractive safety profile and early clinical activity ▪ Expect topline data in 1H 2019; MAA filings in 2H 2019 ▪ European HQ and leadership team in place for ▪ Trial amendment for repeat activation molecule administration to commercialization prep enhance potential clinical response Global trial underway to broaden label Two dual-switch GoCAR-T candidates to IND in 2019 ▪ Enrolling Phase 2/3 THRIVE study in AML and MDS in ▪ BPX-603 targeting HER2 antigen in solid tumors patients 12+ years old ▪ BPX-802 targeting liquid tumors, target antigen TBA Cash, cash equivalents, restricted cash and investment securities of $78.1MM as of March 31, 2019; Cash runway through 2019 30